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                                                                    EXHIBIT 23.2

                     CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 28, 1998 which appear on page 33 of the Identix Incorporated's Annual Report of Form 10-K for the year ended June 30, 1998.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

San Jose California
December 10, 1998